SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: October 20, 2004

                        GLOBAL ASSETS AND SERVICES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



 Florida                    000-30145                   59-3723328
 --------                   ---------                   ----------
(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)            Identification No.)
 incorporation)


            13575 58th Street North, Suite 122, Clearwater, FL 33760
            --------------------------------------------------------
             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 538-1434

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

     The Company has engaged Top Harmony Holdings Limited ("Placement Agent") to act as the Company's placement agent pursuant to an engagement letter ("Engage-ment Letter") dated October 20, 2004 signed by the Placement Agent and accepted by the Company. Under the terms of the Engagement Letter, the Placement Agent has agreed to seek to complete, on a best efforts basis, a subscription or subscriptions (each a "subscription") by investor(s) of up to 10,000,000 new shares of the Company's common stock in aggregate at the subscription price per share of at least $0.015.

     In the event where a Subscription involving the Company and an investor is completed at any time during the period of engagement under the Engagement Letter, which runs from November 20, 2004 until the expiry of 3 months thereafter, the Company shall pay to the Placement Agent a fee equivalent to 10% of the gross proceeds received by the Company pursuant to such Subscription.

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Envents That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None


Item 3.02 - Unregistered Sales of Equity Securities

        None


Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]


Section 7 - Reulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2004

                                   GLOBAL ASSETS & SERVICES, INC.




                                   By: /s/ Kexi Xu
                                       -----------------------------
                                       Kexi Xu, CEO/President